Supplement dated September 15, 2004 to Prospectus dated May 1, 2004

THE GUARDIAN INVESTOR ASSET BUILDER

The following information should be read in conjunction with the Prospectus dated May 1, 2004 for The Guardian Investor Asset Builder variable annuity issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Account R. This Supplement modifies the Prospectus and should be retained with the Prospectus for future reference.

1. Page 7 of the Prospectus is amended by adding the following sentence at the end of the section entitled, “PAYMENTS”:

If your contract is issued in Massachusetts, we will accept premium payments until the annuitant’s 81st birthday.